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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported) September 20, 2002.

                          GRAND CENTRAL FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      0-25045                  34-1877137
      --------                     ---------                 ----------
(State or other Jurisdiction of   (Commission               (IRS Employer
incorporation or organization)    File Number)              Identification No.)

                     601 Main Street, Wellsville, Ohio 43968
                     ---------------------------------------
                    (Address of principal executive offices)

                                 (330) 532-1517
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)












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ITEM 5.  OTHER EVENTS.
         ------------

      On September 20, 2002, the Board of Directors of Grand Central Financial Corp. (the "Company") declared a quarterly cash dividend of $0.09 per share on the Company's outstanding common stock, payable October 21, 2002 to stockholders of record at the close of business on October 7, 2002.

      A press release announcing the Company's declaration of a cash dividend is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99    Press Release dated September 20, 2002





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 20, 2002         By: /s/ William R. Williams
                                      ---------------------------------------
                                      William R. Williams
                                      President and Chief Executive Officer






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